UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission only (as permitted by Rule 14c-5(d) (2))
☒	Definitive Information Statement

AMERICAN INTERNATIONAL HOLDINGS CORP.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a–101) per Item 1 of this Schedule and Exchange Act Rules 14c–5(g) and 0–11

American International Holdings Corp.

205S Bailey Street

Electra, Texas 76360

(940) 495-2155

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO

SHAREHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER

DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED

TO YOU SOLELY FOR THE PURPOSE OF INFORMING YOU OF THE MATTERS

DESCRIBED HEREIN.

Dear Shareholders:

We are furnishing this notice and the accompanying Information Statement to the holders of shares of common stock of American International Holdings Corp., a Nevada corporation (the “Company”), for informational purposes only pursuant to Section 14(c) of the Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder.

The purpose of this Information Statement is to notify our shareholders that effective on May 10, 2023, Marble Trital Inc., which entity is beneficially owned by Mr. Michael McLaren, our Chief Executive Officer and Chairman, due to his ownership of 100% of Marble Trital Inc. and his position as Chief Executive Officer thereof, the holder of 1,000,000 shares of the Company’s Series A Preferred Stock, representing 292,500,000 voting shares as of such date or 60.0% of the 487,500,000 total voting shares as of such date (the “Majority Shareholder”), executed a written consent in lieu of a special meeting of shareholders (the “Majority Shareholder Consent”), approving the following matters, which had previously been approved by the Board of directors of the Company on April 19, 2023, and had recommended that such matters be presented to the Majority Shareholder for its approval on the same date:

●	the approval of the filing of a Certificate of Amendment to the Company’s Articles of Incorporation to affect a name change of the Company from “American International Holdings Corp.” to “Cycle Energy Corp.”;

●	the filing of a Certificate of Amendment to the Company’s Articles of Incorporation to increase the Company’s authorized number of shares of Common Stock from 195 million shares to one billion 995 million shares; and

●

the grant of discretionary authority for our Board of Directors, without further shareholder approval, to effect a reverse stock split of all of the outstanding common stock of the Company, by the filing of an amendment to our Articles of Incorporation with the Secretary of State of Nevada, in a ratio of between 1-for-10 and 1-for-1,000, with the Company’s Board of Directors having the discretion as to whether or not the reverse split is to be effected, and with the exact exchange ratio of any reverse split to be set at a whole number within the above range as determined by the Board of Directors in its sole discretion, at any time before April 19, 2024.

This notice is being made available on or about May 15, 2023 to all of our shareholders of record at the close of business on May 12, 2023.

In accordance with Rule 14c-2 of the Exchange Act, the corporate actions will be effective no earlier than twenty (20) days after this Information Statement has been made available to our shareholders, provided that because we are making this Information Statement available on the Internet (as described below), the corporate actions will become effective no earlier than forty (40) days after the date notice of the internet availability of such Information Statement materials is first sent to shareholders, which we expect to be on or approximately June 24, 2023.

The Company is pleased to utilize the Securities and Exchange Commission rules that allow issuers to furnish shareholder materials to their shareholders on the Internet. Accordingly, we are sending a Notice of Internet Availability of Information Statement Materials, on or about May 15, 2023, to our shareholders of record as of the close of business on May 12, 2023. The notice contains instructions on how to access our Information Statement. In addition, the notice contains instructions on how you may receive a paper copy of the Information Statement or elect to receive your Information Statement over the Internet. The Company believes these rules allow it to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the mailing.

The enclosed Information Statement is also available at https://www.iproxydirect.com/AMIH. This website also includes copies of the Information Statement. Shareholders may also request a copy of the Information Statement by contacting our main office at (940) 495-2155.

This notice and the accompanying Information Statement shall constitute notice to you of the action by written consent in accordance with Rule 14c-2 promulgated under the Exchange Act.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

By Order of the Board of Directors

/s/ Michael McLaren
Chairman

Date: May 12, 2023

INFORMATION STATEMENT

Appendices:

Appendix A – Form of Amendment to Articles of Incorporation to Affect Name Change
Appendix B – Form of Amendment to Articles of Incorporation to Affect Increase In Authorized Shares of Common Stock
Appendix C – Form of Amendment to Articles of Incorporation to Affect Reverse Stock Split

FORWARD-LOOKING STATEMENTS

Statements in this Information Statement that are “forward-looking statements” are based on current expectations and assumptions that are subject to risks and uncertainties. In some cases, forward-looking statements can be identified by terminology such as “may,” “should,” “potential,” “continue,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions. These statements involve risks and uncertainties, and actual results may differ materially from any future results expressed or implied by the forward-looking statements, including any failure to meet stated goals and commitments, and execute our strategies in the time frame expected or at all, as a result of many factors, including the need for additional funding, the terms of such funding, changing government regulations and our ability to generate revenues. More information on risks, uncertainties, and other potential factors that could affect our business and performance is included in our other filings with the SEC, including in the “Risk Factors”, “Cautionary Note Regarding Forward-Looking Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. These forward-looking statements are based on our current estimates and assumptions and, as such, involve uncertainty and risk. Actual results could differ materially from projected results.

We do not assume any obligation to update information contained in this document, except as required by federal securities laws. Although this Information Statement may remain available on our website or elsewhere, its continued availability does not indicate that we are reaffirming or confirming any of the information contained herein. Neither our website nor its contents are a part of this information Statement.

Website links included in this Information Statement are for convenience only. The content in any website links included in this Information Statement is not incorporated herein and does not constitute a part of this Information Statement.

DEFINITIONS

Unless the context requires otherwise, references to the “Company,” “we,” “us,” “our,” “AMIH”, refer specifically to American International Holdings Corp. and its consolidated subsidiaries.

Unless the context otherwise requires, for the purposes of this Information Statement:

●	“Exchange Act” refers to the Securities Exchange Act of 1934, as amended;

●	“SEC” or the “Commission” refers to the United States Securities and Exchange Commission; and

●	“Securities Act” refers to the Securities Act of 1933, as amended.

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American International Holdings Corp.

205S Bailey Street

Electra, Texas 76360

(940) 495-2155

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

GENERAL INFORMATION

Notice of the availability of this Information Statement is being mailed on or about May 15, 2023, to the holders of record at the close of business on May 12, 2023 (the “Record Date”) of shares of the common stock and preferred stock of American International Holdings Corp., a Nevada corporation, in connection with the following action taken by the holder of a majority of our outstanding voting shares as follows:

●	the approval of the filing of a Certificate of Amendment to the Company’s Articles of Incorporation to affect a name change of the Company from “American International Holdings Corp.” to “Cycle Energy Corp.” (the “Name Change”);

●	the filing of a Certificate of Amendment to the Company’s Articles of Incorporation to increase the Company’s authorized number of shares of Common Stock from 195 million shares to one billion 995 million shares (the “Authorized Share Increase”); and

●

the grant of discretionary authority for our Board of Directors, without further shareholder approval, to effect a reverse stock split of all of the outstanding common stock of the Company, by the filing of an amendment to our Articles of Incorporation with the Secretary of State of Nevada, in a ratio of between 1-for-10 and 1-for-1,000, with the Company’s Board of Directors having the discretion as to whether or not the reverse split is to be effected, and with the exact exchange ratio of any reverse split to be set at a whole number within the above range as determined by the Board of Directors in its sole discretion, at any time before April 19, 2024 (the “Reverse Stock Split”, and together with the Name Change and Authorized Share Increase, the “Amendments”).

On May 10, 2023, Marble Trital Inc., which entity is beneficially owned by Mr. Michael McLaren, our Chief Executive Officer and Chairman, due to his ownership of 100% of Marble Trital Inc. and his position as Chief Executive Officer thereof (the “Majority Shareholder”), who beneficially owns an aggregate of 292,500,000 total voting shares, representing 60.0% of the Company’s voting stock as of such date, due to his ownership of 1,000,000 shares of Series A Preferred Stock of the Company, which vote in aggregate 292,500,000 total voting shares, or 60.0% of the total shareholder vote on all shareholder matters, executed a written consent (the “Majority Shareholder Consent”) approving the actions described above, which was in lieu of a special meeting of our shareholders.

The Amendments described above, as approved by the Majority Shareholder pursuant to the Majority Shareholder Consent effective on May 10, 2023, had previously been approved by the Board of Directors of the Company effective on April 19, 2023.

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The elimination of the need for a formal meeting of the shareholders to approve the actions is authorized by Section 78.320 of the Nevada Revised Statutes, (the “Nevada Law”). This Section provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted, may be substituted for the formal meeting. According to Section 78.380(1)(b) of the Nevada Law, an action by the shareholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action. In order to eliminate the costs and management time involved in holding a special meeting and in order to approve the Amendments described above, the Board of Directors of the Company voted to utilize the written consent of the Majority Shareholder of the Company and did in fact obtain, the written consent of the Majority Shareholder to approve the Amendment described above, pursuant to the Majority Shareholder Consent.

The actions taken pursuant to the Majority Shareholder Consent were in lieu of a special meeting of shareholders. This Information Statement shall constitute notice to you of the Majority Shareholder taking action by written consent under Section 78.320 of the NRS.

This Information Statement is being distributed pursuant to the requirements of Section 14(c) of the Exchange Act to our shareholders of record on the Record Date. The actions approved by the Majority Shareholder will be effective no earlier than twenty (20) days after the date this Information Statement is first sent to shareholders, provided that because we are making this Information Statement available on the Internet (as described below), the corporate actions will become effective no earlier than forty (40) days after the date notice of the internet availability of such Information Statement materials is first sent to shareholders, which we expect to be on or approximately June 24, 2023.

Notice of the availability of this Information Statement is being mailed on or about May 15, 2023, to shareholders of record on the Record Date who did not execute the Majority Shareholder Consent. Shareholders may also request a copy of the Information Statement by contacting our main office at (940) 495-2155.

The entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

As a result of the above, your consent is not required and is not being solicited.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY

STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM

YOU OF CERTAIN ACTIONS TAKEN BY THE MAJORITY SHAREHOLDER.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the common stock and preferred stock held of record by them.

The following table sets forth the name of the Majority Shareholder, the number of shares of common stock and Series A Preferred Stock held by the Majority Shareholder, the total number of votes that the Majority Shareholder voted in favor of the Amendments and the percentage of the issued and outstanding voting equity of the Company that voted in favor thereof.

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Name of Majority Shareholder	Number of Shares of Common Stock held	Number of Shares of Series B Voting Preferred Stock held	Number of Votes held by Majority Shareholder		Number of Votes that Voted in favor of the Amendments	Percentage of the Voting Equity that Voted in favor of the Amendments
Marble Trital Inc.(1)	—	1,000,000	292,500,000	(2)	292,500,000	60.0%
Total	—	1,000,000	292,500,000	(2)	292,500,000	60.0%

(1)	The shares of common stock held in the name of Marble Trital Inc., are beneficially owned by Mr. Michael McLaren due to his ownership of 100% of Marble Trital Inc. and his position as Chief Executive Officer thereof.

(2)	The holder of the 1,000,000 shares of the Series A Preferred Stock has the right to vote those shares of the Series A Voting Preferred Stock regarding any matter or action that is required to be submitted to the shareholders of the Company for approval. The aggregate vote of all of the outstanding Series A Preferred Stock is equal to 60.0% of the total shareholder vote on every matter submitted to the shareholders of the Company for approval. Totals are based on 487,500,000 total voting shares, including 195,000,000 voting shares voted by the common stock and 292,500,000 voting shares voted by the Series A Preferred Stock.

Dissenters’ Right of Appraisal

No dissenters’ or appraisal rights under Nevada Law are afforded to the Company’s shareholders as a result of the approval of the Amendments set forth above.

Vote Required

The number of votes cast in favor of the Amendments described above had to be at least equal to the vote of shareholders holding shares in the Company entitling them to exercise a majority of the voting power of the Company. As of the Record Date, the Company had outstanding 195,000,000 shares of common stock, which each vote one (1) voting share on shareholder matters, and 1,000,000 shares of Series A Preferred Stock, which in aggregate vote 60.0% of the outstanding voting shares of the Company, or 292,500,000 total voting shares in aggregate, and as such, there were an aggregate of 487,500,000 total voting shares outstanding as of the Record Date. The Majority Shareholder voted an aggregate of 292,500,000 total voting shares, or 60.0% of the Company’s total voting shares as of the Record Date via the Majority Shareholder Consent, to approve the Amendments described above, which voting shares were equal to a majority of the voting power of the Company.

AMENDMENT TO OUR ARTICLES OF INCORPORATION TO CHANGE THE COMPANY’S NAME FROM “AMERICAN INTERNATIONAL HOLDINGS CORP.” TO “CYCLE ENERGY CORP.”

General

Effective on April 19, 2023, the Board of Directors approved, and recommended that our Majority Shareholder approve, and on May 10, 2023, via the Majority Shareholder Consent, the Majority Shareholder approved a change in the Company’s name from “American International Holdings Corp.” to “Cycle Energy Corp.”

The Name will be affected by the filing of a Certificate of Amendment to our Articles of Incorporation with the Secretary of State of Nevada (the “Name Change Amendment”). The Name Change Amendment as filed will be in substantially the form of Appendix A, subject to non-material technical, administrative, or similar changes and modifications in the discretion of the officers of the Company. In the discretion of the officers of the Company, each of the Amendments (or any combination thereof) may also be combined into one form of Certificate of Amendment to our Articles of Incorporation or filed separately.

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Reasons for the Name Change

On February 15, 2023, we entered into a Share Exchange Agreement (the “Exchange Agreement”) with Cycle Energy Corp., a Texas corporation (“Cycle Energy”), and Marble Trital Inc., the sole shareholder of Cycle Energy (the “Shareholder”). The Shareholder is beneficially owned and controlled by Mr. Michael McLaren, the Company’s Chief Executive Officer and Chairman, and the Majority Shareholder.

Pursuant to the Exchange Agreement, which closed on February 15, 2023 (the “Closing Date”), the Shareholder exchanged (the “Exchange”) 100% of the ownership of Cycle Energy in consideration for 1,000,000 shares of the Series A Preferred Stock of the Company.

Management’s intent in entering into the Exchange Agreement was to develop a new business line while maintaining the Company’s existing operations. Management of the Company believes that by bringing Cycle Energy under the Company’s umbrella, the Company will be able to diversify its operations and build a portfolio of core assets that can be strategically leveraged in various ways to accelerate the Company’s overall growth. With the Exchange Agreement, there will come an expanded vision for the Company.

Cycle Energy is a diversified energy company based in the state of Texas. It operates three vertically integrated businesses.

We believe the Name Change will better describe the changed primary focus of the Company, to a diversified energy company.

Effects of Name Change

The Name Change will become effective upon filing of the Amendment as discussed below. We also anticipate changing the ticker symbol of our common stock on the OTCQB Market from “AMIH” to another symbol that more accurately reflects our new name following the Name Change, subject to approval by the Financial Industry Regulatory Authority (FINRA) of such name and symbol change, provided that we have not yet determined what our new symbol will be nor reserved any new symbols to date. We further anticipate needing to obtain a new CUSIP number for our common stock in connection with the Name Change. While the name change will cause us to incur certain administrative costs, our Board of Directors believes that any potential confusion and costs associated with the Name Change will be outweighed by the expected benefits of the Name Change.

The name change will not have any effect on the rights of our existing shareholders.

Effective Time and Implementation of the Name Change Amendment

The effective time for the Name Change Amendment will be the date on which we file the Name Change Amendment with the office of the Secretary of State of the State of Nevada or such later date and time as specified in the Name Change Amendment. The effective time that the Name Change is reflected in the marketplace will be subject to FINRA’s review of our corporate action notice and its approval thereof.

We currently anticipate that the Name Change Amendment will be effective no earlier than forty (40) days after this Information Statement has been made available to our shareholders, which we expect to be no earlier than June 24, 2023.

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AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

General

Our Board and the Majority Shareholder, pursuant to the Majority Shareholder Consent, have approved and ratified the filing of a Certificate of Amendment to the Company’s Articles of Incorporation (the “Authorized Share Increase Amendment”) with the Secretary of State of Nevada to increase the Company’s total authorized number of shares of common stock from 195 million (195,000,000) shares to one billion nine hundred and ninety-five million (1,995,000,000) shares (the “Share Increase”), in the form of Appendix B, subject to non-material technical, administrative, or similar changes and modifications in the discretion of the officers of the Company. In the discretion of the officers of the Company, each of the Amendments (or any combination thereof) may also be combined into one form of Certificate of Amendment to our Articles of Incorporation or filed separately.

The Authorized Share Increase Amendment has no effect on the par value of the Company’s common stock or preferred stock, or on the terms of any previously designated series of preferred stock (including, but not limited to the Series A Preferred Stock).

Reasons for the Authorized Share Increase Amendment

The Company currently has no authorized but unissued shares of common stock remaining and the purpose of the Share Increase is to provide the Board of Directors the ability to issue additional shares of common stock of the Company to enable the Company to complete transactions which the Board of Directors believe may be accretive to shareholders, including acquisitions, consulting and employment relationships and fund raisings, provided that the Company does not currently have any definitive plans to, or definitive agreements or understandings in place to, issue any such additional authorized but unissued shares of common stock which will be made available as a result of the Share Increase.

The purpose of the Authorized Share Increase Amendment is to reflect the Share Increase.

Effects of the Authorized Share Increase Amendment

As a result of the Share Increase, there will be two billion (2,000,000,000) total authorized shares of capital stock the Company, consisting of:

●	1,995,000,000 shares of common stock, having a par value of $0.0001 per share; and

●	5,000,000 shares of preferred stock, having a par value of $0.0001 per share, which currently includes:

○	1,000,000 designated shares of Series A Preferred stock, having a par value of $0.0001 per share; and

○	2,000,000 shares of Series B Convertible Preferred stock, having a par value of $0.0001 per share.

The Board of Directors will be authorized to issue the additional shares of common stock without having to obtain the approval of the Company’s shareholders. The issuance of additional shares could result in the dilution of the value of the shares now outstanding, if the terms on which the shares were issued were less favorable than the contemporaneous market value of the Company’s common stock.

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The increase in the number of shares of common stock available for issuance is not being done for the purpose of impeding any takeover attempt. Nevertheless, the power of the Board of Directors to provide for the issuance of shares of common stock without shareholder approval has potential utility as a device to discourage or impede a takeover of the Company. In the event that a non-negotiated takeover were attempted, the private placement of stock into “friendly” hands, for example, could make the Company unattractive to the party seeking control of the Company. This would have a detrimental effect on the interests of any shareholder who wanted to tender his or her shares to the party seeking control or who would favor a change in control.

Effective Time and Implementation of the Authorized Share Increase Amendment

The effective time for the Authorized Share Increase Amendment will be the date on which we file the Authorized Share Increase Amendment with the office of the Secretary of State of the State of Nevada or such later date and time as specified in the Authorized Share Increase Amendment.

We currently anticipate that the Authorized Share Increase Amendment will be effective no earlier than forty (40) days after this Information Statement has been made available to our shareholders, which we expect to be no earlier than June 24, 2023.

REVERSE STOCK SPLIT OF OUR OUTSTANDING COMMON STOCK

IN A RATIO OF BETWEEN 1-FOR-10 AND 1-FOR-1,000

General

Our Board and the Majority Shareholder, pursuant to the Majority Shareholder Consent, have authorized our Board to effect a reverse stock split of all of our outstanding common stock at a ratio of between 1-for-10 and 1-for-1,000 (the “Exchange Ratio”), with our Board having the discretion as to whether or not the reverse split is to be effected, and with the exact Exchange Ratio of any reverse split to be set at a whole number within the above range as determined by our Board in its sole discretion (the “Reverse Stock Split”). Our Board will have sole discretion to elect, at any time before April 19, 2024, as it determines to be in our best interest, whether or not to effect the Reverse Stock Split, and, if so, the number of our shares of common stock within the Exchange Ratio which will be combined into one share of our common stock.

The determination as to whether to affect the Reverse Stock Split, and which Exchange Ratio will apply, will be based upon those market or business factors deemed relevant by the Board of Directors at that time, including, but not limited to:

●	existing and expected marketability and liquidity of the Company’s common stock;
●	prevailing stock market conditions;
●	the historical trading price and trading volume of our common stock;
●	the then prevailing trading price and trading volume of our common stock and the anticipated impact of the reverse split on the trading market for our common stock;
●	the anticipated impact of the reverse split on our ability to raise additional financing;
●	business developments affecting the Company;
●	the Company’s actual or forecasted results of operations; and
●	the likely effect on the market price of the Company’s common stock.

Our Board believes that shareholder approval granting us discretion to set the actual exchange ratio within the range of the Exchange Ratio, rather than shareholder approval of a specified exchange ratio, provides us with maximum flexibility to react to then-current market conditions and volatility in the market price of our common stock. If the Board determines to implement the Reverse Stock Split, we intend to disclose the terms and effective date of the Reverse Stock Split on a Current Report on Form 8-K filed with the Securities and Exchange Commission.

In addition to the Reverse Stock Split, our Board reserves the right in the future to affect further reverse stock splits of our outstanding common stock, without shareholder approval, pursuant to Sections 78.207 and 78.209 of the Nevada Revised Statutes, which allows the Company to change the number of authorized shares of common stock of the Company, by increasing or decreasing the number of authorized shares of common stock and correspondingly increasing or decreasing the number of issued and outstanding shares of common stock, without shareholder approval, in the event our Board believes that such further splits are necessary or warranted.

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If our Board determines that effecting the Reverse Stock Split is in our best interest, the Reverse Stock Split will become effective upon the filing of an amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada. The form of the proposed amendment to our Articles of Incorporation to affect the Reverse Stock Split is attached to this Information Statement as Appendix C (the “Reverse Split Amendment”), subject to non-material technical, administrative, or similar changes and modifications in the discretion of the officers of the Company. In the discretion of the officers of the Company, each of the Amendments (or any combination thereof) may also be combined into one form of Certificate of Amendment to our Articles of Incorporation or filed separately.

The Reverse Split Amendment will set forth the number of shares to be combined into one share of our common stock within the limits set forth above, but will not have any effect on the number of shares of common stock or preferred stock currently authorized, the ability of our Board of Directors to designate preferred stock, the par value of our common or preferred stock, or any series of preferred stock previously authorized (except to the extent such Reverse Stock Split adjusts the conversion ratio of such preferred stock). The Reverse Spit Amendment will have no effect on the number of authorized shares of common stock (1,995,000,000) following the Authorized Share Increase Amendment.

Reasons for the Reverse Stock Split

The primary purpose of the Reverse Stock Split is to increase proportionately the per share trading price of our common stock and to allow us to meet the continued quotation requirements of the OTCQB Market. All OTCQB Market quoted companies must maintain a minimum bid price of $0.01 per share as of the close of the business day at least one time per thirty (30) consecutive calendar days—which continued eligibility requirement we were not in compliance with as of January 10, 2023. As is customary, we were granted a cure period of 90 calendar days, or until April 10, 2023, which period of time we plan to seek to extend following the date of this proxy, during which time period the minimum closing bid price for the Company’s common stock must be $0.01 or greater for ten consecutive trading days. In the event that the Company’s closing bid price falls below $0.001 at any time for five consecutive trading days, the Company will be immediately removed from the OTCQB Market.

We also believe that the increased market price of our common stock expected as a result of implementing the Reverse Stock Split may improve the marketability and liquidity of our common stock and encourage interest and trading in our common stock. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual shareholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. Although it should be noted that the liquidity of our common stock may be harmed by the Reverse Stock Split given the reduced number of shares that would be outstanding after the Reverse Stock Split, our Board of Directors is hopeful that the anticipated higher market price will offset, to some extent, the negative effects on the liquidity and marketability of our common stock inherent in some of the policies and practices of institutional investors and brokerage houses described above.

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Board Discretion to Implement the Reverse Stock Split

The Reverse Stock Split will be affected, if at all, only upon a determination by the Board of Directors that the Reverse Stock Split is in the best interests of the Company and its shareholders. The Board of Directors’ determination as to whether the Reverse Stock Split will be effected and, if so, at which Exchange Ratio, will be based upon certain factors, including existing and expected marketability and liquidity of our common stock, prevailing stock market conditions, business developments affecting us, actual or forecasted results of operations and the likely effect on the market price of our common stock, and the continued quotation requirements of the OTCQB Market. If the Board does not act to implement the Reverse Stock Split prior to April 19, 2024, the authorization for the Reverse Stock Split will be deemed withdrawn.

Effects of the Reverse Stock Split

If implemented by the Board of Directors, as of the effective time of the Reverse Split Amendment, each issued and outstanding share of our common stock would immediately and automatically be reclassified and reduced into a fewer number of shares of our common stock, depending upon the Exchange Ratio selected by the Board of Directors, which could range between 1-for-10 and 1-for-1,000, provided that all fractional shares as a result of the split shall be automatically rounded up to the next whole share on a per shareholder basis.

Except to the extent that the Reverse Stock Split would result in any shareholder receiving an additional whole share of common stock in connection with the rounding of fractional shares or any dilution to other shareholder in connection therewith, as described below, the Reverse Stock Split will not:

●	affect any shareholder’s percentage ownership interest in us;
●	affect any shareholder’s proportionate voting power;
●	substantially affect the voting rights or other privileges of any shareholder; or
●	alter the relative rights of shareholders, warrant holders, convertible note holders or holders of equity compensation plan awards and options.

Depending upon the Exchange Ratio selected by the Board of Directors, the principal effects of the Reverse Stock Split are:

●	the number of shares of common stock issued and outstanding will be reduced by a factor ranging between 10 and 1,000;
●	the per share exercise/conversion price will be increased by a factor between 10 and 1,000, and the number of shares issuable upon exercise/conversion shall be decreased by the same factor, for all outstanding options, warrants and other convertible or exercisable equity instruments entitling the holders to purchase shares of our common stock; and
●	The number of shares authorized and reserved for issuance under our existing equity compensation plans will be reduced proportionately.

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The following table contains approximate information relating to our common stock, outstanding convertible debt, our outstanding warrants and the amount outstanding under our equity plans, under various exchange ratio options:*

	Pre-Reverse Split	1-for-10	1-for-250	1-for-500	1-for-750	1-for-1,000
Authorized Common Stock(1)	1,995,000,000	1,995,000,000	1,995,000,000	1,995,000,000	1,995,000,000	1,995,000,000
Outstanding Common Stock(2)	195,000,000	19,500,000	780,000	390,000	260,000	195,000
Reserved for issuance in connection with the exercise of outstanding warrants to purchase shares of common stock(3)	387,560	38,756	1,550	775	517	388
Estimated for issuance upon the conversion of outstanding convertible notes(4)	518,966,950	51,896,695	2,075,868	1,037,934	691,956	518,967
Reserved for issuance under Equity Incentive Plans(5)	292,750	29,275	1,171	586	390	293
Reserved for Issued Upon Conversion of the Outstanding Series A Preferred Stock(6)	292,500,000	29,250,000	1,170,000	585,000	390,000	292,500
Total Outstanding and Reserved Shares	1,007,147,260	100,714,726	4,028,589	2,014,295	1,342,863	1,007,147
Shares available for future issuance	987,852,740	1,894,285,274	1,990,971,411	1,992,985,705	1,993,657,137	1,993,992,853

* Does not take into account the rounding of fractional shares described below under “Fractional Shares”.

(1) Takes into account the Authorized Share Increase approved by the Majority Shareholder via the Majority Shareholder Consent. The Reverse Spit Amendment will have no effect on the number of authorized shares of common stock (1,995,000,000) following the Authorized Share Increase Amendment.

10

(2) Currently the Company has 195,000,000 shares of common stock authorized and 195,000,000 shares of common stock outstanding, leaving no shares of common stock available for future issuance.

(3) There are currently outstanding warrants to purchase 387,560 shares of common stock at an exercise price of $0.004 per share.

(3) Represents $1,869,426 in convertible notes which are convertible into shares of the Company’s common stock at any time, at a rate equal to (a) 75% of the lowest daily volume weighted average price (VWAP) for the common stock during the seven (7) trading day period prior to the conversion date, representing a discount rate of 25% (as to $619,328) and (b) $0.004 per share as to $1,250,098. The above calculation is based on a hypothetical lowest seven (7) trading day VWAP of $0.003 per share.

(4) Includes 107,750 shares available for future issuance under the Company’s 2019 Equity Incentive Plan and 185,000 shares available for future issuance under the Company’s 2021 Equity Incentive Plan.

(5) Each holder of New Series A Shares may, at its option, convert its shares of Series A Preferred Stock (each a “Series A Conversion”) into that number of shares of common stock equal to the holder’s pro rata share of all Series A Preferred Stock then issued and outstanding, multiplied by (i) 60%, minus the aggregate percentage of the Company’s outstanding common stock previously converted by holders of the Series A Preferred Stock, through such applicable date, multiplied by (ii) the outstanding shares of our common stock outstanding immediately after such conversion, divided by (iii) the total number of shares of Series A Preferred Stock then outstanding. No individual conversion by any individual holder shall be in an amount greater than 9.99% of the outstanding common stock of the Company on the date on which the holder delivers notice of such conversion to the Company (the “Individual Conversion Limitation”). The result of the above, is that such Series A Preferred Stock is convertible into 60% of the Company’s outstanding common stock (on a post-conversion basis, i.e., 150% of the Company’s outstanding common stock on a pre-conversion basis) currently.

Additionally, the below table sets forth the weighted average exercise price of outstanding warrants in connection with various aggregate Exchange Ratio options:

	Pre Reverse-Split	1-for-10	1-for-250	1-for-500	1-for-750	1-for-1,000
Weighted Average Exercise Price of Outstanding Warrants(1)	$0.004	$0.04	$1.00	$2.00	$3.00	$4.00

(1) Certain of these warrants include anti-dilution and favored nations rights. Pursuant to such rights, subject to certain exceptions, in the event we issue securities below the then exercise price, the exercise price of the warrants is reduced to the lower of such dilutive issuance or the volume weighted average price (VWAP) of our common stock on the next trading day following the first public disclosure of such dilutive issuance, subject to certain exceptions which may reduce such exercise price further in certain cases, including the issuance of units. Certain of these warrants also include anti-dilution rights which provide for a reduction of the exercise price to match the price per share of any dilutive issuance made while the warrant is outstanding, subject to certain exceptions.

11

If the Reverse Stock Split is implemented, the Amendment will not reduce the number of shares of our common stock or preferred stock authorized under our Articles of Incorporation, as amended, the right of our Board of Directors to designate preferred stock, the par value of our common or preferred stock, or otherwise effect our designated series of preferred stock.

Our common stock is currently registered under Section 12(g) of the Exchange Act, and we are subject to the periodic reporting and other requirements thereof. We presently do not have any intent to seek any change in our status as a reporting company under the Exchange Act either before or after the Reverse Stock Split, if implemented, and the Reverse Stock Split, if implemented, will not result in a going private transaction.

Additionally, as of the date of this Information Statement, we do not have any current plans, agreements, or understandings with respect to the authorized shares that will become available for issuance after the Reverse Stock Split has been implemented.

Fractional Shares

Shareholders will not receive fractional shares in connection with the Reverse Stock Split. Instead, shareholders otherwise entitled to fractional shares will receive an additional whole share of our common stock. For example, if the Board of Directors’ effects a 1-for-100 split, and you held 54 shares of our common stock immediately prior to the effective date of the Amendment, you would hold one share of the Company’s common stock following the Reverse Stock Split.

As soon as practicable after the effective date, shareholders will be notified that the reverse split has been affected. Our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. No new certificates will be issued to a shareholder until such shareholder has surrendered such shareholder’s outstanding certificate(s). Shareholders should not destroy any stock certificate and should not submit any certificates until requested to do so.

SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL THE REVERSE SPLIT IS EFFECTIVE, IF AT ALL.

Accounting Matters

The Reverse Stock Split will not affect the par value of our common stock ($0.0001 per share). However, at the effective time of the Reverse Stock Split, the stated capital attributable to common stock on our balance sheet will be reduced proportionately based on the Exchange Ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss would be expected to be proportionally higher because there will be fewer shares of our common stock outstanding.

No Appraisal Rights

Under Nevada Law, our shareholders are not entitled to appraisal rights with respect to the Reverse Stock Split.

Certain Risks Associated with the Reverse Stock Split

●	The price per share of our common stock after the Reverse Stock Split may not reflect the Exchange Ratio implemented by the Board of Directors and the price per share following the effective time of the Reverse Stock Split may not be maintained for any period of time following the Reverse Stock Split. For example, based on the closing price of our common stock on May 10, 2023 of $0.0018 per share, if the Reverse Stock Split was implemented at an Exchange Ratio of 1-for-100, there can be no assurance that the post-split trading price of the Company’s common stock would be $0.18, or even that it would remain above the pre-split trading price. Accordingly, the total market capitalization of our common stock following a Reverse Stock Split may be lower than before the Reverse Stock Split.

12

●	Following the Reverse Stock Split, we may still not meet the continued quotation requirements of the OTCQB Market (discussed above).

●	The Reverse Spit Amendment will have no effect on the number of authorized shares of common stock (1,995,000,000) following the Authorized Share Increase Amendment, and as a result, the greater the approved Reverse Stock Split ratio, the larger number of authorized but unissued shares of common stock we will have available for future issuance.

●	Effecting the Reverse Stock Split may not attract institutional or other potential investors, or result in a sustained market price that is high enough to overcome the investor policies and practices, and other issues relating to investing in lower priced stock described in “Purpose of the Reverse Stock Split” above.

●	The trading liquidity of our common stock could be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split.

●	If a Reverse Stock Split is implemented by the Board of Directors, some shareholders may consequently own less than 100 shares of our common stock. A purchase or sale of less than 100 shares (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those shareholders who own fewer than 100 shares following the Reverse Stock Split may be required to pay higher transaction costs if they should then determine to sell their shares of the Company’s common stock.

●	A shareholder who receives a “round up” from a fractional share to a whole share, as discussed above, may have a tax event based on the value of the “rounded up” share. The Company believes such tax event will be minimal or insignificant for most shareholders.

Potential Anti-Takeover Effect

The increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for our combination with another company). However, the Reverse Stock Split was not approved in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of our Company, nor is it part of a plan by management to recommend a series of similar amendments to our Board and shareholders.

Federal Income Tax Consequences of the Reverse Stock Split

A summary of the federal income tax consequences of the Reverse Stock Split to individual shareholders is set forth below. It is based upon present federal income tax law, which is subject to change, possibly with retroactive effect. The discussion is not intended to be, nor should it be relied on as, a comprehensive analysis of the tax issues arising from or relating to the Reverse Stock Split. In addition, we have not requested and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Stock Split. Accordingly, shareholders are advised to consult their own tax advisors for more detailed information regarding the effects of the Reverse Stock Split on them under applicable federal, state, local and foreign income tax laws.

●	We believe that the Reverse Stock Split will be a tax-free recapitalization for federal income tax purposes. Accordingly, a shareholder will generally not recognize any gain or loss as a result of the receipt of the post-reverse split common stock pursuant to the Reverse Stock Split. However, a shareholder who receives a “round up” from a fractional share to a whole share may have a tax event based on the value of the “rounded up” share provided to the shareholder. The Company believes such tax event will be minimal or insignificant for most shareholders.

●	The shares of post-reverse split common stock in the hands of a shareholder will have an aggregate basis for computing gain or loss equal to the aggregate basis of the shares of pre-reverse split common stock held by that shareholder immediately prior to the Reverse Stock Split.

●	A shareholder’s holding period for the post-reverse split common stock will include the holding period of the pre-reverse split common stock exchanged.

13

Effective Time and Implementation of the Reverse Stock Split

The effective time for the Reverse Split Amendment will be the date on which we file the Reverse Split Amendment with the office of the Secretary of State of the State of Nevada or such later date and time as specified in the Reverse Split Amendment, provided that the effective date must occur prior to April 19, 2024. The effective time that the Reverse Stock Split is reflected in the marketplace will be subject to FINRA’s review of our corporate action notice and its approval thereof.

We currently anticipate that the Reverse Split Amendment will be effective no earlier than forty (40) days after this Information Statement has been made available to our shareholders, which we expect to be no earlier than June 24, 2023.

As soon as practicable after the effective date, shareholders will be notified that the reverse split has been affected. Our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. No new certificates will be issued to a shareholder until such shareholder has surrendered such shareholder’s outstanding certificate(s). Shareholders should not destroy any stock certificate and should not submit any certificates until requested to do so.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT

Principal Shareholders

The following table sets forth certain information regarding the beneficial ownership of our common stock as of the Record Date by (i) each executive officer of the Company, (ii) each member of our Board of Directors, (iii) each person deemed to be the beneficial owner of more than five percent (5%) of our common stock, and (iv) all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and/or investing power with respect to securities. These rules generally provide that shares of common stock subject to options, warrants or other convertible securities that are currently exercisable or convertible, or exercisable or convertible within 60 days of the Record Date, are deemed to be outstanding and to be beneficially owned by the person or group holding such options, warrants or other convertible securities for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.

To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, as of the Record Date, (a) the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to applicable community property laws; and (b) no person owns more than 5% of our common stock. Unless otherwise indicated, the address for each of the officers or directors listed in the table below is 205S Bailey Street, Electra, Texas 76360.

Name and Address of Beneficial Owner	Common Shares Beneficially Owned		Common Ownership Percentage	Series A Preferred Stock Shares Beneficially Owned	Series A Preferred Stock Percentage (1)	Total Voting Percentage (2)
Officers and Directors
Michael McLaren(3)	—		—	1,000,000	100%	60.0%
Jacob D. Cohen(4)	458,333		*	—	—	*
James Pendergast	—		—	—	—	—
Gary Giles	—		—	—	—	—
Peter “Casey” Jensen	6,902		*	—	—	*
Dr. Craig Hewitt	—		—	—	—	—
All officers and directors as a group (six persons)	27,914,112		*	1,000,000	100%	60.1%

Greater than 5% Shareholders
Cavalry Fund I LP(5)	21,426,193	(6)	9.9%	—	—%	4.4%
L1 Capital Global Opportunities Master Fund(7)	21,426,193	(8)	9.99%	—	—%	4.4%

* Less than 1%.

(1) The Series A Preferred Stock have the right, voting in aggregate, to vote on all shareholder matters equal to sixty percent (60%) of the total vote.

14

(2) Based on 487,500,000 total voting shares, including 195,000,000 shares voted by our common stockholders and 292,500,000 voting shares voted by our Series A Preferred Stock holder, Marble Trital Inc. (see also footnote 1).

(3) The shares of common stock held in the name of Marble Trital Inc., are beneficially owned by Mr. Michael McLaren due to his ownership of 100% of Marble Trital Inc. and his position as Chief Executive Officer thereof.

(4) The shares of common stock are held in the name of Cohen Enterprises, Inc., which shares Mr. Cohen is deemed to beneficially own due to his ownership of 100% of Cohen Enterprises and his position as President thereof.

(5) Address: 82 E. Allendale Rd., Ste 5B, Saddle River, NJ 07458. Cavalry Fund I Management LLC, the investment manager of Cavalry Fund I LP, has voting and investment power over these securities. Thomas Walsh is the managing member of Cavalry Fund I Management LLC, which is the general partner of Cavalry Fund I LP. Thomas Walsh disclaims beneficial ownership over these securities. Based solely on the Schedule 13G/A filed by Cavalry Fund I LP on February 13, 2023, which we do not know or have reason to believe is not complete or accurate and on which we are relying pursuant to applicable SEC regulations.

(6) Represents shares of common stock issuable upon partial conversion of a 6% original issue discount secured convertible note. Excludes additional shares of common stock issuable upon conversion of the convertible note due to a 9.9% beneficial ownership blocker provision and excludes shares of common stock issuable upon exercise of a common stock purchase warrant. The warrant is subject to a 4.9% beneficial ownership limitation. See also Footnote (5) above.

(7) Address: 161A Shedden Road, 1 Artillery Court, PO Box 10085, Grand Cayman, Cayman Islands KY1-1001. David Feldman and Joel Arber are the Directors of L1 Capital Global Opportunities Master Fund Ltd. As such, L1 Capital Global Opportunities Master Fund Ltd, Mr. Feldman and Mr. Arber may be deemed to beneficially own the shares of the Company held by L1 Capital Global Opportunities Master Fund. To the extent Mr. Feldman and Mr. Arber are deemed to beneficially own such shares, Mr. Feldman and Mr. Arber disclaim beneficial ownership of these securities for all other purposes. Based solely on the Schedule 13G/A filed by L1 Capital Global Opportunities Master Fund on February 9, 2023, which we do not know or have reason to believe is not complete or accurate and on which we are relying pursuant to applicable SEC regulations.

(8) Represents 220,781 shares outstanding of common stock (per the Schedule 13G/A referenced in footnote (7), above) and shares of common stock issuable upon partial conversion of a 6% original issue discount secured convertible note. Excludes additional shares of common stock issuable upon conversion of the convertible note due to a 9.99% beneficial ownership blocker provision and excludes shares of common stock issuable upon exercise of a common stock purchase warrant. The warrant is subject to a 9.99% beneficial ownership limitation. See also Footnote (7) above.

15

Change of Control

The Company is not aware of any arrangements which may at a subsequent date result in a change of control of the Company.

DISSENTERS’ RIGHTS

Under Nevada law there are no dissenters’ rights available to our shareholders in connection with any of the actions approved in the Majority Shareholder Consent.

OTHER MATTERS

No matters other than those discussed in this Information Statement are contained in the written consent signed by the holders of a majority of the voting power of the Company.

INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS ACTED UPON

No officer or director of the Company has any substantial interest in the matters acted upon, other than his or her role as an officer or director of the Company. No director of the Company opposed the actions disclosed herein.

EXPENSE OF INFORMATION STATEMENT

The expenses of mailing this Information Statement will be borne by the Company, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may hereafter supplement it. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the Information Statement to the beneficial owners of common stock held of record by such persons and that the Company will reimburse them for their reasonable expenses incurred in connection therewith.

SHAREHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING

Proxy Statement Proposals

Pursuant to Rule 14a-8 under the Exchange Act, if a shareholder wants to submit a proposal for inclusion in our proxy materials for the 2023 annual meeting of shareholders (or such later annual meeting of shareholders, if we do not hold a 2023 annual meeting), it must be received by our Secretary by no later than ten (10) days before we begin to print and mail our proxy materials for such next annual meeting and must otherwise comply with Rule 14a-8 under the Exchange Act. In order to avoid controversy, shareholders should submit proposals by means, including electronic means, which permit them to prove the date of delivery.

Other Proposals and Nominations

For any proposal or director nomination that is not submitted for inclusion in next year’s proxy statement pursuant to the process set forth above, but is instead sought to be presented directly at the next annual meeting of shareholders, shareholders are advised to review our Bylaws as they contain requirements with respect to advance notice of shareholder proposals and director nominations. To be timely, the notice must be received at our principal executive offices no earlier than the 120th day prior to the next annual meeting of shareholders and no later than the tenth day following the day on which we publicly announce the date of the next annual meeting of shareholders. All proposals should be sent to our principal executive offices at 205S Bailey Street, Electra, Texas 76360, Attention: Corporate Secretary. These advance notice provisions are in addition to, and separate from, the requirements that a shareholder must meet in order to have a proposal included in the proxy statement under the rules of the SEC.

16

A proxy granted by a shareholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice bylaw provisions, subject to applicable rules of the SEC.

Copies of our Bylaws are filed as, or incorporated by reference as, an exhibit to our Annual Reports on Form 10-K, which is available at www.sec.gov available by request to the Secretary at 205S Bailey Street, Electra, Texas 76360.

In addition to satisfying the deadlines in the advance notice provisions of our Amended and Restated Bylaws, a shareholder who intends to solicit proxies pursuant to Rule 14a-19 in support of nominees submitted under these advance notice provisions for the next annual meeting must comply with the requirements of Rule 14a-19(b).

All submissions to, or requests from, the Secretary of the Company should be made to: 205S Bailey Street, Electra, Texas 76360.

SHAREHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy and information statements with respect to two or more shareholders sharing the same address by delivering a single proxy or information statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy or information statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy or information statement, or if you currently receive multiple proxy or information statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to American International Holdings Corp., 205S Bailey Street, Electra, Texas 76360 or by faxing a communication to (403) 407-7672.

WHERE YOU CAN FIND MORE INFORMATION

This Information Statement refers to certain documents that are not presented herein or delivered herewith. Such documents are available to any person, including any beneficial owner of our shares, to whom this Information Statement is delivered upon oral or written request, without charge. Requests for such documents should be directed to our Corporate Secretary, at 205S Bailey Street, Electra, Texas 76360.

We file annual and special reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC’s website at http://www.sec.gov.

* * * * *

Dated: May 12, 2023	AMERICAN INTERNATIONAL HOLDINGS CORP.

	By:	/s/ Michael McLaren
Michael McLaren
Chief Executive Officer

17

Appendix A

FRANCISCO V. AGUILAR
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:

Name of entity as on file with the Nevada Secretary of State:

AMERICAN INTERNATIONAL HOLDINGS CORP.

Entity or Nevada Business Identification Number (NVID): NV19861015635

2. Restated or Amended and Restated Articles: (Select one)

(If amending and restating only, complete section 1,2 3, 5 and 6)

☐ Certificate to Accompany Restated Articles or Amended and Restated Articles

☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on:
The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☐ Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of Amendment Filing Being Completed: (Select only one box)

(If amending, complete section 1, 3, 5 and 6.)

☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following:

(Check only one box) ☐ incorporators ☐ board of directors

The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

☐ Officer's Statement (foreign qualified entities only) -

Name in home state, if using a modified name in Nevada:

Jurisdiction of formation:

Changes to takes the following effect:

☐ The entity name has been amended. ☐ Dissolution
☐ The purpose of the entity has been amended. ☐ Merger
☐ The authorized shares have been amended. ☐ Conversion
☐ Other: (specify changes)

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

Page 1 of 2
Revised: 12/15/2022

A-1

FRANCISCO V. AGUILAR
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: Time: (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☒ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☐ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted. ☐ Other. The articles have been amended as follows: (provide article numbers, if available) Article I is amended and restated as set forth on Exhibit A attached. (attach additional page(s) if necessary)
6. Signature: (Required)	X ____________________ Signature of Officer or Authorized Signer — Title X ____________________ Signature of Officer or Authorized Signer — Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

Page 2 of 2
Revised: 12/15/2022

A-2

Exhibit 1

Article I. Name is amended and restated to read as follows:

“ARTICLE I.

Name

The name of the corporation is Cycle Energy Corp.”

A-3

Appendix B

B-1

FRANCISCO V. AGUILAR
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: ____ Time: ____ (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☒ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted. ☐ Other. The articles have been amended as follows: (provide article numbers, if available) Article IV is amended and restated as set forth on Exhibit 1 attached. (attach additional page(s) if necessary)
6. Signature: (Required)	X ____ Signature of Officer or Authorized Signer ____ Title X ____ Signature of Officer or Authorized Signer ____ Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

Page 2 of 2
Revised: 12/15/2022

B-2

Exhibit 1

Article IV. Stock, is amended and restated to read as follows, which shall have no effect on any previously designated shares of, or series of, preferred stock, which shall remain in full force and effect following this Amendment:

“ARTICLE IV

Stock

The total number of shares which the Corporation shall be entitled to issue is 2,000,000,000 shares of capital stock consisting of 1,995,000,000 shares of common stock, par value $0.0001 and 5,000,000 shares of preferred stock, par value $0.0001. The Board of Directors has the authority to establish one or more series of preferred stock and fix the relative rights and preferences of any series of preferred stock to be determined by the Board of Directors.”

B-3

Appendix C

C-1

FRANCISCO V. AGUILAR
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: ______ Time: ______ (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☒ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted. ☐ Other. The articles have been amended as follows: (provide article numbers, if available) Article IV is amended as set forth on Exhibit 1 attached. (attach additional page(s) if necessary)
6. Signature: (Required)	X ______ Signature of Officer or Authorized Signer ______ Title X ______ Signature of Officer or Authorized Signer ______ Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

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Revised: 12/15/2022

C-2

Exhibit 1

Article IV. Stock, is amended by adding a new paragraph at the end of such section as follows:

“Reverse Stock Split of Outstanding Common Stock. Effective as of the effective date set forth under “Effective date and time” on this Certificate of Amendment to Articles of Incorporation (or in the absence of such date, on the date such Amendment to the Articles of Incorporation is filed with the Secretary of State of Nevada)(the “Effective Time”), every [10 to 1,000, depending on the final ratio approved by the Board of Directors] shares of the Corporation’s common stock (but not any shares of Preferred Stock), issued and outstanding immediately prior to the Effective Time, or held in treasury prior to the Effective Time (collectively the “Old Capital Stock”), shall be automatically reclassified and combined into One (1) share of common stock (the “Reverse Stock Split”). Any stock certificate that, immediately prior to the Effective Time, represented shares of Old Capital Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares as equals the quotient obtained by dividing the number of shares of Old Capital Stock represented by such certificate immediately prior to the Effective Time by [10 to 1,000, depending on the final ratio approved by the Board of Directors], subject to any adjustments for fractional shares as set forth below; provided, however, that each person holding of record a stock certificate or certificates that represented shares of Old Capital Stock shall receive, upon surrender of such certificate or certificates, a new certificate or certificates evidencing and representing the number of shares of capital stock to which such person is entitled under the foregoing reclassification. No fractional shares of capital stock shall be issued as a result of the Reverse Stock Split. In lieu of any fractional share of capital stock to which a shareholder would otherwise be entitled, the Corporation shall issue that number of shares of capital stock as rounded up to the nearest whole share. The Reverse Stock Split shall have no effect on the number of authorized shares of capital stock, previously designated series of preferred stock (except to the extent such split affects the conversion price or calculation of such preferred stock pursuant to the terms thereof) or the par value of any capital stock.”

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